UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2017

CITIBANK CREDIT CARD ISSUANCE TRUST

(Issuing Entity in respect of the Notes)

(Exact name of issuing entity as specified in its charter)

DELAWARE	333-208054	NOT APPLICABLE	0001108348
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK CREDIT CARD MASTER TRUST I

(Issuing Entity in respect of the Collateral Certificate)

(Exact name of issuing entity as specified in its charter)

NEW YORK	333-208054-01	NOT APPLICABLE	0000921864
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

CITIBANK, N.A.

(Exact name of depositor and sponsor as specified in its charter)

UNITED STATES OF AMERICA	333-208054-02	13-5266470	0001522616
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)	(Central Index Key Number)

388 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor and sponsor)	(Zip Code)

Registrant’s telephone number, including area code: (212) 559-1000

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 26, 2017, Citibank Credit Card Issuance Trust issued a tranche of Notes of the Citiseries entitled Floating Rate Class 2017-A1 Notes of January 2019 (Legal Maturity Date January 2021) in the principal amount of $750,000,000. The terms of the Class 2017-A1 Notes are set forth in the Terms Document dated January 26, 2017 and attached hereto as Exhibit 4.1. On January 26, 2017, Christopher R. Becker, Esq., Associate General Counsel — Capital Markets of Citigroup Inc., delivered a legality opinion with respect to the Class 2017-A1 Notes and Cravath, Swaine & Moore LLP delivered a tax opinion with respect to the Class 2017-A1 Notes. The legality and tax opinions are attached hereto as Exhibit 5.1 and Exhibit 8.1, respectively.

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Second Amended and Restated Indenture dated as of September 26, 2000, as amended and restated as of August 9, 2011, and as further amended and restated as of November 10, 2016, between Citibank Credit Card Issuance Trust and Deutsche Bank Trust Company Americas, as Trustee.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit 4.1	Terms Document dated January 26, 2017 with respect to the Class 2017-A1 Notes (including the form of note attached as Exhibit A thereto)

Exhibit 5.1	Opinion of Christopher R. Becker, Esq., Associate General Counsel — Capital Markets of Citigroup Inc., with respect to legality of the Class 2017-A1 Notes

Exhibit 8.1	Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the Class 2017-A1 Notes

Exhibit 23.1	Consent of Christopher R. Becker, Esq., Associate General Counsel — Capital Markets of Citigroup Inc. (included in Exhibit 5.1)

Exhibit 23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK, N.A., as Depositor of Citibank Credit Card Issuance Trust and Citibank Credit Card Master Trust I
(Registrant)

By:	/s/ Douglas C. Morrison
Douglas C. Morrison
Vice President

Dated: January 26, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1	Terms Document dated January 26, 2017 with respect to the Class 2017-A1 Notes (including the form of note attached as Exhibit A thereto)

5.1	Opinion of Christopher R. Becker, Esq., Associate General Counsel — Capital Markets of Citigroup Inc., with respect to legality of the Class 2017-A1 Notes

8.1	Opinion of Cravath, Swaine & Moore LLP with respect to tax matters concerning the Class 2017-A1 Notes

23.1	Consent of Christopher R. Becker, Esq., Associate General Counsel — Capital Markets of Citigroup Inc. (included in Exhibit 5.1)

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

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